                                                                    EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees
Windrose Medical Properties Trust:


We have audited the accompanying statement of revenue in excess of certain expenses of Biltmore Medical Mall for the year ended December 31, 2003. This statement is the responsibility of Windrose Medical Properties Trust's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue in excess of certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue in excess of certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of Windrose Medical Properties Trust, as described in Note 1 to the statement of revenue in excess of certain expenses. It is not intended to be a complete presentation of Biltmore Medical Mall's revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue in excess of certain expenses, as described in Note 1, of Biltmore Medical Mall for the year ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.


Indianapolis, Indiana
September 10, 2004

                             BILTMORE MEDICAL MALL

               Statements of Revenue in Excess of Certain Expenses

               For the six months ended June 30, 2004 (unaudited)
                    and for the year ended December 31, 2003

                                                                                      FOR THE SIX          FOR THE YEAR
                                                                                       MONTHS ENDED            ENDED
                                                                                       JUNE 30,            DECEMBER 31,
                                                                                         2004                  2003
                                                                                  -------------------   -------------------
                                                                                      (unaudited)
Revenue:
     Rent (notes 3 and 4)                                                         $        2,164,473    $        4,234,486
     Recoveries from tenants                                                                 786,487             1,644,096
                                                                                  -------------------   -------------------
                                                                                           2,950,960             5,878,582
                                                                                  -------------------   -------------------
Certain expenses:
     Property taxes                                                                          362,370               694,270
     Property operating                                                                      486,064             1,012,766
                                                                                  -------------------   -------------------
                                                                                             848,434             1,707,036
                                                                                  -------------------   -------------------
                 Revenue in excess of certain expenses                            $        2,102,526    $        4,171,546
                                                                                  ===================   ===================




See accompanying notes to statements of revenue in excess of certain expenses.

                              BILTMORE MEDICAL MALL

          Notes to Statements of Revenue in Excess of Certain Expenses

               For the six months ended June 30, 2004 (unaudited)
                    and for the year ended December 31, 2003

(1)    BASIS OF PRESENTATION

       The accompanying statements of revenue in excess of certain expenses relates to the operations of Biltmore Medical Mall (the "Property"), a 152,600 rentable square-foot medical office building located in Phoenix, Arizona.

       The accompanying statements of revenue in excess of certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of Biltmore Medical Mall for the year ended December 31, 2003 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

       -- Depreciation and amortization

       -- Interest expense

       -- Other costs not directly related to the proposed future operations of the Property.

       The Property is secured by a mortgage loan with an outstanding balance as of December 31, 2003 of $33,409,353, which was refinanced in June 2004 and bears interest at a fixed rate of 5.64% and matures June 13, 2014. While this debt will be assumed in connection with the acquisition of the Property by a subsidiary of Windrose Medical Properties Trust, interest expense related to the borrowings has been excluded from the statements of revenue in excess of certain expenses as historical interest expense will not be comparable to future operations due to fair value adjustments that will be made to the debt assumed at the date of acquisition.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    REVENUE RECOGNITION

              Rental income from leases with scheduled rental increases during their term are recognized for financial reporting purposes on a straight-line basis.

       (b)    USE OF ESTIMATES

              Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statements of revenue in excess of certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

       (c)    UNAUDITED INTERIM STATEMENT

              The statement of revenues in excess of certain expenses for the six months ended June 30, 2004 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for Biltmore Medical Mall.




                                        3
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                              BILTMORE MEDICAL MALL

          Notes to Statements of Revenue in Excess of Certain Expenses

               For the six months ended June 30, 2004 (unaudited)
                    and for the year ended December 31, 2003

(3)    RENT REVENUE

       Space is leased to tenants under various operating leases with initial terms ranging from five to ten years. The leases provide for reimbursement of real estate taxes, common area maintenance and certain other operating expenses.

       Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 2003 are as follows:


         2004                                    $        4,265,778
         2005                                             4,555,601
         2006                                             4,768,502
         2007                                             4,895,268
         2008                                             4,051,877
         Thereafter                                       3,373,163
                                                 -------------------
                                                 $       25,910,189
                                                 ===================


(4)    CONCENTRATION OF CREDIT RISK

       At December 31, 2003, one tenant individually accounted for approximately 44% of total base rent.

(5)    PROPERTY MANAGEMENT FEES

       Property management expense has been included in the statements of revenue in excess of certain expenses as the existing property management arrangements will continue after completion of the acquisitions. The property management arrangements call for management fee payments of 5% of cash receipts.





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